FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Jun. 30, 2024	Dec. 31, 2023
Current:
Foreign currency forward contracts	$ 46	$ 60
Total current financial liabilities	46	60
Interest rate swaps	1	15
Total non-current financial liabilities	$ 1	$ 15